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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 16, 2006
                Date of Report (Date of earliest event reported)

                              SUN COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

               1-12616                                 38-2730780
      (Commission File Number)           (IRS Employer Identification No.)

                               27777 FRANKLIN ROAD
                                    SUITE 200
                              SOUTHFIELD, MI 48034
               (Address of Principal Executive Office) (Zip Code)

                                  248-208-2500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    DESCRIPTION.

On February 16, 2006, Sun Communities, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the quarter ended December 31, 2005 and certain other information.

The Company will hold an investor conference call and webcast at 11:00 A.M. EST on February 16, 2006 to disclose and discuss the financial results for the quarter ended December 31, 2005.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

EXHIBIT #        DESCRIPTION
---------        ---------------------------------------------------------------
99.1             Press Release issued February 16, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Sun Communities, Inc.


Date: February 16, 2006               By: /s/ Jeffrey P. Jorissen
                                          -----------------------------------
                                          Jeffrey P. Jorissen,
                                          Executive Vice President, Treasurer,
                                          Chief Financial Officer, and Secretary

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                                  EXHIBIT INDEX

EXHIBIT #        DESCRIPTION
---------        ---------------------------------------------------------------
99.1             Press Release issued February 16, 2006